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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  May 27, 1999
                                                            ------------

                             MARCAM SOLUTIONS, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                     000-22841               04-3371621
   ---------------------------          -----------           ----------------
  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       file number)         Identification No.)


 95 Wells Avenue, Newton, Massachusetts                            02459
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code:  (617) 965-0220
                                                    --------------

                           No change since last report
             ------------------------------------------------------
             (Former name or address, if changed since last report)



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Item 5. Other Events.
---------------------

         On May 27, 1999, Marcam Solutions, Inc. (the "Company") entered into an Agreement and Plan of Merger dated as of May 27, 1999 (the "Merger Agreement") with Invensys, plc ("Invensys"), M Acquisition Corp., a wholly owned subsidiary of Invensys ("MAC"), and M Merger Sub, Inc., a wholly owned subsidiary of MAC ("Merger Sub"), pursuant to which the Company would become a wholly owned indirect subsidiary of Invensys.

         The acquisition is structured as a tender offer (the "Offer") for the purchase of all of the outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company at a price of $7.50 per share, net to each tendering stockholder in cash, without interest. The Offer would be followed by a merger in which Merger Sub would be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Invensys (the "Merger"). In the Merger, all of the outstanding shares of Common Stock (other than those owned by Invensys, MAC, Merger Sub and dissenting stockholders, or held by the Company) would be converted into the right to receive $7.50 cash per share, without interest.

         The Offer is subject to the conditions specified in the Merger Agreement, including: (i) there being validly tendered by the expiration date, and not withdrawn, at least a majority of the outstanding shares of Common Stock on a fully-diluted basis; (ii) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976; and (iii) there being no breach of any of the representations and warranties made by the Company as of the date when made. The Merger is further conditioned upon the receipt of approval from the Company's stockholders if such approval is required by applicable law.

         In connection with the Offer, certain stockholders of the Company, including General Atlantic Partners 32, L.P., General Atlantic Partners 21, L.P., GAP Coinvestment Partners, L.P., and the Company's officers and directors (collectively, the "Option Stockholders"), acting in their capacity as stockholders, who collectively beneficially own approximately 32% of the outstanding shares of Common Stock, have entered into a Tender and Option Agreement dated as of May 27, 1999 (the "Option Agreement") with MAC and Merger Sub, pursuant to which each such stockholder has agreed, among other things, to tender such stockholder's shares in the Offer, to vote in favor of the Merger and to grant to MAC and Merger Sub an option to purchase such stockholder's shares under certain circumstances.

         The Merger Agreement and the Option Agreement are filed as Exhibits 2.1 and 99.1, respectively, hereto, and are incorporated herein by this reference.

         In connection with the execution of the Merger Agreement, the Board of Directors of the Company entered into Amendment No.1 dated as of May 26, 1999 (the "Amendment") to the Amended and Restated Rights Agreement dated as of September

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18, 1998 (the "Rights Agreement") between the Company and BankBoston, N.A. The
Amendment provides, among other things, that, notwithstanding anything to the contrary in the Rights Agreement, the Rights Agreement shall not apply to, and, without limiting the foregoing, none of Invensys, MAC, Merger Sub, nor any Option Stockholder, nor any Affiliate or Associate of any such parties, will become an "Acquiring Person" or an "Adverse Person," and no "Adverse Person Event," "Triggering Event," "Stock Acquisition Date," "Distribution Date" or "Final Amendment Date" (as such terms are defined in the Rights Agreement) will occur, as a result of (i) the approval, execution, delivery or performance of the Merger Agreement or the consummation of the Offer or Merger pursuant thereto, (ii) the announcement of the Offer or Merger, (iii) the approval, execution, delivery or performance of the Option Agreement by any of the parties thereto, or (iv) the purchase, disposition, voting or beneficial ownership (as defined in the Rights Agreement) of shares of Common Stock by Invensys, MAC, Merger Sub or any of the Option Stockholders pursuant to or otherwise arising from or relating to any of the foregoing, and no shares of Common Stock shall be deemed to be Beneficially Owned (as defined in the Rights Agreement) by any such persons as a result of the foregoing. Without limiting the foregoing, the Amendment also provides that the Board of Directors of the Company has authorized and approved the Offer, the Merger and the other transactions contemplated by the Merger Agreement and Option Agreement as provided for in the penultimate proviso of the definition of "Exempt Person" in Section 1 of the Rights Agreement, such that the GAP Parties (as such term is defined in the Amendment) shall not be deemed to have become the Beneficial Owner of an additional 1% or more of shares of Common Stock of the Company or to have entered into any of the transactions set forth in Section 11(a)(ii)(A) of the Rights Agreement pursuant to clauses (1)(i) and (1)(ii), respectively, of said "Exempt Person" definition, and, accordingly, shall continue to be "Exempt Persons" for all purposes under the Rights Agreement, notwithstanding the execution and delivery of the Merger Agreement and Option Agreement and the consummation of the transactions contemplated thereby. The Amendment is filed as
Exhibit 4.1 hereto and is incorporated herein by reference.

         The foregoing statements relating to the Merger Agreement, the Option Agreement and the Amendment are qualified in their entirety by reference to the Merger Agreement, the Option Agreement and the Amendment, respectively.



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Item 7. Financial Statements and Exhibits.
-----------------------------------------

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.



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Exhibit No.    Description
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2.1            Agreement and Plan of Merger dated as of May 27, 1999 among
               Invensys, plc, M Acquisition Corp., M Merger Sub, Inc. and Marcam Solutions, Inc.

4.1 Amendment No. 1, dated as of May 26, 1999, to the Amended and Restated Rights Agreement dated as of September 18, 1998 between Marcam Solutions, Inc. and BankBoston, N.A.

99.1 Tender and Option Agreement dated as of May 27, 1999 between M Acquisition Corp., M Merger Sub, Inc. and the stockholders listed on Schedule A thereto

99.2 Letter Agreement dated May 17, 1999 between Wonderware Corp. and Broadview International LLC







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MARCAM SOLUTIONS, INC.



                                     By: /s/ Jonathan C. Crane
                                         ------------------------------------
                                         Name: Jonathan C. Crane
                                         Title: President and Chief Executive
                                                Officer



Date: May 28, 1999




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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description
----------     -----------

2.1 Agreement and Plan of Merger dated as of May 27, 1999 among Invensys, plc, M Acquisition Corp., M Merger Sub, Inc. and Marcam Solutions, Inc.

4.1 Amendment No. 1, dated as of May 26, 1999, to the Amended and Restated Rights Agreement dated as of September 18, 1998 between Marcam Solutions, Inc. and BankBoston, N.A.

99.1 Tender and Option Agreement dated as of May 27, 1999 between M Acquisition Corp., M Merger Sub, Inc. and the stockholders listed on Schedule A thereto

99.2 Letter Agreement dated May 17, 1999 between Wonderware Corp. and Broadview International LLC